UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2026

LISATA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33650	22-2343568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 173 Liberty Corner, NJ 07938
(Address of principal executive offices, including zip code)

(908) 842-0100
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LSTA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K filed by Lisata Therapeutics, Inc. (the “Company”) on September 17, 2026 (the “Original Report”) in which the Company reported, among other events, the completion of the acquisition of Marea Therapeutics, Inc., a Delaware corporation (“Marea”). This Amendment No. 1 is filed to (i) update the information in Item 9.01(a) of the Original Report to include the audited combined financial statements of Marea Therapeutics, Inc. and M2 Therapeutics, Inc. as of and for the years ended December 31, 2025 and 2024 and the unaudited condensed combined interim financial statements of Marea Therapeutics, Inc. and M2 Therapeutics, Inc. as of June 30, 2026 and December 31, 2025 and for the six months ended June 30, 2026 and 2025; and (ii) update the information in Item 9.01(b) of the Original Report to include the unaudited pro forma  combined interim financial information of the Company as of and for the six months ended June 30, 2026 and the year ended December 31, 2025. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given to them in the Original Report.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 (as amended) is included herein.

Item 9.01 - Financial Statements and Exhibits.

(a)	Financial statements of business acquired

The audited combined financial statements of Marea Therapeutics, Inc. and M2 Therapeutics, Inc. as of and for the years ended December 31, 2025 and 2024 and the related notes thereto have been audited by Ernst & Young LLP, Marea’s independent auditors, as set forth in its report thereon, and are attached hereto as Exhibit 99.3 and incorporated herein by reference.

The unaudited condensed combined interim financial statements of Marea Therapeutics, Inc. and M2 Therapeutics, Inc. as of June 30, 2026 and December 31, 2025 and for the six months ended June 30, 2026 and 2025 and the related notes thereto are attached hereto as Exhibit 99.4 and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma combined interim financial information of the Company as of and for the six months ended June 30, 2026 and the year ended December 31, 2025 is attached hereto as Exhibit 99.5 and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

2.1(1)
Agreement and Plan of Merger, dated September 17, 2026, by and among Lisata Therapeutics, Inc., Mariner Merger Sub I, Inc., Mariner Merger Sub II, LLC and Marea Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33650) filed with the SEC on September 17, 2026).

3.1
Certificate of Designation of Series C Non-Voting Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33650) filed with the SEC on September 17, 2026).

10.1
Form of Marea Stockholders Registration Rights Agreement, by and among Lisata Therapeutics, Inc. and certain Marea stockholders (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33650) filed with the SEC on September 17, 2026).

10.2(1)
Form of Securities Purchase Agreement, dated as of September 17, 2026, by and among Lisata Therapeutics, Inc. and each investor listed on Exhibit A thereto (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 001-33650) filed with the SEC on September 17, 2026).

10.3
Form of Registration Rights Agreement, by and among Lisata Therapeutics, Inc. and certain investors signatory thereto (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K (File No. 001-33650) filed with the SEC on September 17, 2026).

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Press Release issued on September 17, 2026 (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33650) filed with the SEC on September 17, 2026).

99.2
Presentation made available to the Investors by Lisata Therapeutics, Inc. and Marea Therapeutics, Inc. on September 17, 2026 (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 8-K (File No. 001-33650) filed with the SEC on September 17, 2026).

99.3	Audited Combined Financial Statements of Marea Therapeutics, Inc. and M2 Therapeutics, Inc. as of and for the years ended December 31, 2025 and 2024 and the related notes thereto.

99.4
Unaudited Condensed Combined Interim Financial Statements of Marea Therapeutics, Inc. and M2 Therapeutics, Inc. as of June 30, 2026 and December 31, 2025 and for the six months ended June 30, 2026 and 2025 and the related notes thereto.

99.5	Unaudited Pro Forma Combined Interim Financial Information of the Company as of and for the six months ended June 30, 2026 and the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1) Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lisata Therapeutics, Inc.

Date: November 12, 2026	By:	/s/ David J. Mazzo, Ph.D.
David J. Mazzo, Ph.D.
Chief Executive Officer